                                                                   Exhibit 10.18


                CONSENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS CONSENT AND SEVENTH AMENDMENT (this "Amendment") to CREDIT AGREEMENT among SPINNAKER COATING, INC., a Delaware corporation, formerly known as Brown-Bridge Industries, Inc. ("Coating"), ENTOLETER, INC., a Delaware corporation ("Entoleter"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM" and, together with Coating and Entoleter, the "Borrowers"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "Guarantor" and, together with the Borrowers, the "Credit Parties"), the financial institutions from time to time party thereto as lenders (the "Lenders"), and TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor of Transamerica Business Credit Corporation), as agent (in such capacity the "Agent") for the Lenders, is made as of May 15, 2001 among the Credit Parties and the undersigned Lenders.

                              W I T N E S S E T H :

         WHEREAS, the Credit Parties, the Lenders and the Agent are parties to the Credit Agreement, dated as of August 9, 1999 (as amended, restated or otherwise modified from time to time prior to the date of effectiveness of this Amendment, the "Credit Agreement"; capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein);

         WHEREAS, the Credit Parties have advised Lenders that SCM is planing to close its facility located at Westbrook, Maine (the "Westbrook Facility"), sell certain of its assets and subsequently cease all of its business operations. The Credit Parties, therefore, have requested that the Lenders (i) consent to the sale of certain assets of SCM and the subsequent cessation of all business operations of SCM; and (ii) make certain amendments to the Credit Agreement;

         WHEREAS, the Lenders are agreeable to such request, but only on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

         1. CONSENT UNDER CREDIT AGREEMENT.

         (a) Pursuant to Section 7.2(e) of the Credit Agreement and subject to the conditions set forth herein and in Section 3 hereof, the Agent and the Lenders hereby consent to (a) the sale by SCM of the "Assets" (as defined in Section 2.1 of the Avery Purchase Agreement (as defined below)) located at the Westbrook Facility to Avery Dennison Corporation ("Avery"), free of Liens of the Agent and the Lenders, for Net Cash Proceeds of at least $1,500,000 (the "SCM Asset Sale") pursuant to the terms of that certain Asset Purchase Agreement dated as of May 14, 2001 by and between SCM and Avery (the "Avery Purchase Agreement"); and (b) the cessation of all business operations of SCM on or prior to December 31, 2001, provided that Agent shall have received 100% of the Net Cash Proceeds from the SCM Asset Sale.

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         (b) The CIT Group/Business Credit, Inc. hereby authorizes Agent to execute and deliver to SCM a Consent and Release Letter ("Consent and Release Letter") and appropriate UCC partial release statements and patents and trademarks lien releases to facilitate the release of the Agent's and the Lenders' Liens upon the "Assets" (as defined in Section 2.1 of the Avery Purchase Agreement) upon consummation of the SCM Asset Sale.

         2. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, the Credit Parties and the Lenders agree to amend the Credit Agreement effective as of March 30, 2001 as follows:

         (a) The fourth Recitals and Section 2 of Amendment No. 6 is hereby amended and restated to read in its entirety as follows:

                  "WHEREAS, on or about March 23, 2001 Transamerica Business Credit Corporation has assigned all of its rights and obligations under the Credit Agreement, the Revolving Notes and the other Credit Documents to TCFC I and subsequently on or about March 26, 2001 TCFC I has assigned all of its rights and obligations under the Credit Agreement, the Revolving Notes and the other Credit Documents to Transamerica Business Capital Corporation (the "Assignments").

                  2. CONSENT AND OMNIBUS AMENDMENT TO CREDIT AGREEMENT. Each Credit Party and Lender hereby consents to the Assignments and agrees to take all actions and execute and deliver all instruments and documents reasonably requested by the Agent to evidence and confirm the assignment and delegation of all rights and obligations under each of the Credit Documents of Transamerica Business Credit Corporation to Transamerica Business Capital Corporation. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, the Credit Parties and the Lenders agree that each of the Credit Documents is hereby amended to cause all references to Transamerica Business Credit Corporation to be deemed to be references to Transamerica Business Capital Corporation."

         (b) Section 1.1 of the Credit Agreement is hereby amended to add the following new defined terms in alphabetical order:

                  ""Amendment No. 7" means that certain Consent and Seventh Amendment to Credit Agreement dated as of May 15, 2001 by and among the Credit Parties, the Lenders and the Agent.

                  "Amendment No. 7 Date" means May 15, 2001.

                  "Impaired Assets Adjustment" means a one-time non-cash charge incurred in connection with the revaluation of the assets of SCM associated with the closure of SCM's facility in Westbrook, Maine.


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

                  "SCM Asset Sale" means the sale of certain assets of SCM to Avery Dennison Corporation, a Delaware corporation ("Avery") for Net Cash Proceeds of at least $1,500,000 pursuant to the terms of that certain Asset Purchase Agreement dated as of May 14, 2001 by and between SCM and Avery ("Avery Purchase Agreement").

                  "SCM Supplemental Asset Sale" means (i) any sale or other disposition of assets of SCM (other than the SCM Asset Sale), not constituting Eligible Accounts and Eligible Inventory of SCM, occurring in connection with the closure of SCM's Westbrook facility, and (ii) the receipt of the "Commissions" as defined in Section 3.3 of the Avery Purchase Agreement."

         (c) The definition of "Line of Credit" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Line of Credit" means the aggregate revolving line of credit extended by the Lenders to the Borrowers for Revolving Loans and Letters of Credit pursuant to and in accordance with the terms of this Credit Agreement, in an amount not to exceed the Maximum Line of Credit, as such amount may be reduced from time to time in accordance with this Credit Agreement. As used herein, the "Maximum Line of Credit" shall mean (i) $40,000,000 for the period from the Closing Date through, but not including, the Amendment No. 7 Date; (ii) $35,000,000 for the period from the Amendment No. 7 Date through, but not including, January 1, 2002; and (iii) $30,000,000 for the period from January 1, 2002 through, but not including, the Expiration Date."

         (d) The definition of "SCM Line of Credit" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "SCM Line of Credit" means the aggregate revolving line of credit extended by the Lenders to SCM for Revolving Loans and Letters of Credit pursuant to and in accordance with the terms of this Credit Agreement, in an amount not to exceed the Maximum SCM Line of Credit, as such amount may be reduced from time to time in accordance with this Credit Agreement. As used herein, the "Maximum SCM Line of Credit" shall mean (i) $15,000,000 for the period from the Closing Date through, but not including, the Amendment No. 7 Date; (ii) $10,000,000 (without any further reduction for the SCM Asset Sale and any SCM Supplemental Asset Sale which, when taken together, generate Net Cash Proceeds not exceeding $5,000,000) for the period from the Amendment No. 7 Date through, but not including, January 1, 2002; and (iii) $5,000,000 (without any further reduction for any SCM Supplemental Asset Sale which generates Net Cash Proceeds not exceeding $5,000,000) for the period from January 1, 2002 through, but not including, the Expiration Date."



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         (e) Section 2.9(d) of the Credit Agreement is hereby amended as follows:

                  a. The first parentheses in the first sentence of Section 2.9(d) of the Credit Agreement are hereby amended and restated to read in its entirety as follows:

                  "(other than the Central Sale, the SCM Asset Sale and any SCM Supplemental Asset Sale)"

                  b. The following words are hereby added to the fourth sentence of Section 2.9(d) of the Credit Agreement immediately following the words "Any reduction of the Line of Credit":

                  "(other than in respect of the SCM Asset Sale and any SCM Supplemental Asset Sale)"

         c. Section 2.9(d) is hereby amended by adding the following sentences immediately following the fourth sentence thereof:

                  "All Net Cash Proceeds from the SCM Asset Sale and/or any SCM Supplemental Asset Sale shall be immediately paid to the Agent to be applied to repay the outstanding Revolving Loans, which amount may be reborrowed subject to the conditions set forth in Section 5.2 hereof, and all Net Cash Proceeds from the SCM Asset Sale and/or any SCM Supplemental Asset Sale shall be applied as mandatory reduction of the Commitments, the Line of Credit and the SCM Line of Credit. Such reduction of the Commitments in respect of the SCM Asset Sale and/or any SCM Supplemental Asset Sale shall reduce the Commitment of each Lender proportionately by its Proportionate Share of the amount of such reduction. After payment in full of all Revolving Loans of SCM, all Net Cash Proceeds (including the "Commissions" as defined in Section 3.3 of the Avery Purchase Agreement") from the sale or other disposition of any remaining assets of SCM including, without limitation, any Accounts, Inventory, Equipment, general intangibles or other property of SCM, shall be applied to repay the Revolving Loans of Coating, which amount may be reborrowed by Coating subject to the conditions set forth in Section 5.2 hereof."

         (f) Item (C) at the end of Section 7.1(b)(i) is hereby amended and restated to read in its entirety as follows:

                  "(C) attached thereto (i) in respect of SCM a current aging of Accounts, Inventory collateral report, a loan activity report and cash flow projections, in each case in form and substance acceptable to Agent; and (ii) such other information as the Agent may reasonably request."

         (g) Section 7.2(b)(vii) is hereby amended and restated to read in its entirety as follows:

                  "(vii) Indebtedness evidenced by the Intercompany Subordinated Notes owing by one Borrower or the Guarantor to another Borrower or the Guarantor; provided that (A) such Indebtedness is used only for general corporate purposes,


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         (B) such Indebtedness is evidenced by one or more promissory notes subordinated to the payment of the Obligations and otherwise in form and substance satisfactory to the Agent, (C) such promissory notes are pledged to the Agent for the ratable benefit of the Lenders pursuant to documentation in form and substance satisfactory to the Agent and (D) such notes are delivered to the Agent with note powers executed in blank; further provided that from and after the Amendment No. 7 Date, no additional intercompany loans may be made by any Borrower or Guarantor to SCM;"

         (h) The second proviso appearing at the end of Sections 7.2(t) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "provided, further, that when computing Consolidated Net Worth for all testing periods from and after October 1, 2000 through and including June 30, 2002, the amount of Consolidated Net Worth shall be increased by the aggregate amount of Permitted Restructuring Charges (net of taxes) and/or Impaired Assets Adjustment (net of taxes) actually incurred during such testing period which have had, without duplication, the direct effect of reducing the Credit Parties' Consolidated Net Worth for such testing period."

         (i) The proviso appearing at the end of Sections 7.2(u) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "; provided, however, that in computing the Consolidated Fixed Charge Coverage Ratio for all testing periods from and after October 1, 2000 through and including June 30, 2002, the amount of Adjusted EBITDA for any such testing period shall be increased by the sum of (x) the amount of the Permitted Restructuring Charges and/or Impaired Assets Adjustment actually incurred during such testing period which have had, without duplication, the direct effect of reducing the Credit Parties' consolidated Specified Net Income and (y) the amount of the Capital Infusion actually received by the Borrowers during such testing period."

         (j) Schedule I to the Credit Agreement is hereby amended and restated and replaced by Schedule I attached hereto.

         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of March 30, 2001, upon satisfaction of the following conditions:

         (a) the Agent shall have received this Amendment and the Consent and Release Letter, duly executed by each of the Credit Parties and the Required Lenders;

         (b) the Agent shall have received a secretary's or assistant secretary's certificate of each Credit Party regarding the incumbency of each of the officers authorized to sign this Amendment and certifying and attaching the board resolutions authorizing the execution, delivery and performance of this Amendment;


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

         (c) each of the representations and warranties set forth in Section 3 hereof shall be true and correct in all respects; and

         (d) Agent shall have received and deemed satisfactory final copies of all documents and agreements evidencing or governing the SCM Asset Sale, including, but not limited to, the Avery Purchase Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each Credit Party represents and warrants that:

         (a) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

         (c) no Change of Control or other Event of Default has occurred or remains outstanding as of the date hereof.

         5. FEES AND EXPENSES. The Credit Parties shall pay for all of the reasonable costs and expenses incurred by the Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent. The Credit Parties acknowledge and agree that the Agent may charge any fees and all such costs and expenses which may be owing to the Agent under this Amendment and/or any other Credit Document to such of the Borrowers' Loan Accounts as Agent may elect in its discretion.

         6. MISCELLANEOUS.

         (a) Except as expressly amended herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect. Each Credit Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

         (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and all references in the Credit Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.


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
         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents, or constitute an amendment or waiver of any provision of any of the Credit Documents.

         (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

         (e) This Amendment shall constitute a Credit Document.

         7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).


                            [SIGNATURE PAGE FOLLOWS]


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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.


                                 BORROWERS:


                                 SPINNAKER COATING, INC.,
                                 formerly known as Brown-Bridge Industries, Inc.

                                 By:
                                     ------------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            ------------------------------------


                                 SPINNAKER COATING-MAINE, INC.

                                 By:
                                     ------------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            ------------------------------------


                                 ENTOLETER, INC.

                                 By:
                                     ------------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            ------------------------------------



                                 GUARANTOR:

                                 SPINNAKER INDUSTRIES, INC.

                                 By:
                                     ------------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            ------------------------------------






      [Signature Page to Consent and Seventh Amendment to Credit Agreement]
                                       S-1

                                LENDERS:

                                TRANSAMERICA BUSINESS CAPITAL CORPORATION
                                (as successor of Transamerica Business
                                Credit Corporation)

                                 By:
                                     ------------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            ------------------------------------



                                 THE CIT GROUP/BUSINESS CREDIT, INC.

                                 By:
                                     ------------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            ------------------------------------






      [Signature Page to Consent and Seventh Amendment to Credit Agreement]
                                       S-2

                                   SCHEDULE 1

                    LENDERS, LENDING OFFICES AND COMMITMENTS

 FROM AND AFTER THE AMENDMENT NO. 7 DATE THROUGH, BUT EXCLUDING JANUARY 1, 2002

                                          Domestic and Eurodollar
Lender                                         Lending Office                    Commitment
------                                         --------------                    ----------
Transamerica Business Capital             9399 West Higgins Road
Corporation                               Suite 600                              $26,250,000
                                          Rosemont, Illinois  60018

The CIT Group/Business Credit, Inc.       5420 LBJ Freeway                       $8,750,000
                                          Suite 200
                                          Dallas, Texas  75240

                                          Total Commitments                      $35,000,000


   FROM AND AFTER JANUARY 1, 2002 THROUGH, BUT EXCLUDING THE EXPIRATION DATE:

                                          Domestic and Eurodollar
Lender                                         Lending Office                    Commitment
------                                         --------------                    ----------
Transamerica Business Capital             9399 West Higgins Road
Corporation                               Suite 600                              $22,500,000
                                          Rosemont, Illinois  60018

The CIT Group/Business Credit, Inc.       5420 LBJ Freeway                       $7,500,000
                                          Suite 200
                                          Dallas, Texas  75240

                                          Total Commitments                      $30,000,000


                                     Sch.-I